T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Growth Fund

Supplement to prospectus dated May 1, 2006

The median market cap for the Russell 1000 Growth Index as shown in the description of the fund`s principal investment strategy on page one of the prospectus is revised to $5,287 million as of December 31, 2005.

The date of this supplement is October 26, 2006

E139-041 10/26/06